UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported) January 2, 2015

Build-A-Bear Workshop, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri	63114
(Address of Principal Executive Offices)	(Zip Code)

(314) 423-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On January 2, 2015, Build-A-Bear Workshop, Inc. (the “Company”) and all of its domestic subsidiaries (collectively with the Company, the “Borrower”) entered into a Fifteenth Amendment to Loan Documents (the “Loan Document Amendment”) with U.S. Bank National Association (“U.S. Bank”), which amends the Company’s Fourth Amended and Restated Loan Agreement (the “Credit Agreement”) and the Fourth Amended and Restated Revolving Credit Note (the “Revolving Credit Note”) with U.S. Bank.

The Loan Document Amendment extends the expiration date of the facility from December 31, 2015 to December 31, 2016. Except for the change in the preceding sentence, the terms and conditions of the Credit Agreement remain unchanged. The Borrower does not currently have any outstanding borrowings under the Credit Agreement and is currently in compliance with the Credit Agreement covenants.

Relationship to U.S. Bank

The Company has or may have had customary banking relationships with U.S. Bank based on the provision of a variety of financial services, including lending, commercial banking and other advisory services.

The foregoing description of the Loan Document Amendment is only a summary of certain terms and conditions of the document and is qualified in its entirety by reference to the Loan Document Amendment, which has been filed as Exhibit 10.1 hereto and which is incorporated by reference herein. In addition, the Company has previously filed the Credit Agreement and the Revolving Credit Note as Exhibits 10.1 and 10.2, respectively, to its Current Report on Form 8-K, filed on August 13, 2008, as amended by the Seventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on October 29, 2009, the Eighth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2011, the Ninth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2012, the Tenth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on July 26, 2012, the Eleventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on December 21, 2012, the Twelfth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on February 14, 2013, the Thirteenth Amendment to Loan Documents previously filed as Exhibit 10.1 to our Current Report on Form 8-K, filed May 2, 2013, and the Fourteenth Amendment to Loan Documents previously filed as Exhibit 10.1 to our Current Report on Form 8-K, filed January 23, 2014, which documents have also been incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 28, 2013 (File No. 001-32320), filed on March 13, 2014; the foregoing description of those documents is also only a summary of certain terms and conditions therein and is qualified in its entirety to such documents as previously filed.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1

Fifteenth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of January 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: January 5, 2015	By:	/s/ Voin Todorovic
Name: Voin Todorovic
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Fifteenth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of January 2, 2015

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